CTS©
Everywhere. Everyday.
CTS©
CORPORATION
www.ctscorp.com
November 2005

CTS©
Safe Harbor Statement

CTS©
EMS Operations
Electronic Components
Automotive Sensors
CTS Corporation

CTS©
Segments
Automotive
Communications
Other
Computer
Electronic
Components
and
Sensors
Electronics
Manufacturing
Services
Markets
40%
60%
7%
31%
23%
31%
23%
14%
1%
1%
30%
7%
17%
Industrial   Consumer
Military & Aerospace
Security
Medical
8%
6%
1%
Segments and Markets

CTS©
- Automotive Sensors
- Electronic Components
Electronics Manufacturing Services
12 - 17%
2  -  5%
8 - 14%
7  -  12%
Annual Sales Growth
Overall
Product/Market Area
(2004 - 2008)
Components & Sensors:
Business Growth Targets

CTS©
Strategy
•
Aggressively expand product base.
–
Content growth > unit growth.
•
Broaden customer base.
•
Leverage product/market strength into Asian market.
Targeting Double-Digit Growth
Automotive Products

CTS©
Awarded 42 Platforms
Industry trend is to adopt
integrated pedals for complexity
and cost reduction
Total
Available
Market
(Including Pedal Sensors)
$150
$223
$266
$326
$363
$305
CTS Accelerator Pedal Modules Offer
Performance, Quality and Cost Advantages
$ in Millions
$393
CTS
Automotive
Receives “Excellent
Launch Award”
From Toyota
Actual
Accelerator Pedal Module

CTS©
CTS Target Sales
$ in Millions
Asia Over 50% of
Growth
Actual
i
Operations in Taiwan and China
i
China regulations driving local content
i
Leveraging existing product base
10 Year Projected Growth In Vehicle Sales
(17M Units)
Asian Automotive Growth

CTS©
Strategy
•
Focus on high margin engineered electronic
components.
•
Leverage our global footprint and Asian
manufacturing.
•
Aggressively introduce new products and expand
the customer base.
Improving Financial Performance
Electronic Components

CTS©
Focused on Higher Margin Growth Markets
Communications
Handset
Communications
Infrastructure
Computing and
Other Markets
Electronic Components – Markets Served

CTS©
OCXO
RF
   Module
Filter
WiMAX
Fiber-to-the-premise
Telematics
Cellular
Repeaters
Wireless
Base Station
Satellite
Communications
4 Design Wins
12 Design Wins
51 Design Wins
In design phase
with 7 OEMs
25 Design Wins
7 Design Wins
Electronic Components– Products/Applications

CTS©
i
Target customers with complex needs.
i
Offer full-service flexibility.
i
Leverage geographic footprint.
–
Global sourcing.
–
Local NPI ◆ global completion.
i
Grow organically and through acquisitions.
Strategy
Industry-leading
Turns and
Cash Cycle
Electronics Manufacturing Solutions

CTS©
Strengthen CTS as a provider of high-mix EMS services
CTS’ Strength In
SMTEK’s Strength In
Brings An Expanded Set of Complementary Capabilities to Customers.
▪
PCBA design for manufacture and test
▪
Complex PCBA operations
▪
Flexible test capability
▪
Market-specific certifications
▪
Backplane and enclosure design
▪
High-mix box build operations
▪
Global sourcing
▪
Direct-to-end-customer logistics
Acquisition Strategy

CTS©
Communications
Other
CTS Before
Positions CTS well in multiple growth markets
Based on Q3 Sales $
Communications
Medical
Industrial &
Security
Defense
& Aerospace
Other
CTS After
Accelerate expansion into new markets
Computing
Computing
Acquisition Strategy

CTS©
Stronger top line sales growth
Increased operational efficiencies
Reduced market and customer concentration
Accretive in first year
Shareholder Value

Financial Summary
Definitions and reconciliation of non-GAAP financial terms are included in the
Appendix of this presentation and on CTS’ Web site at www.ctscorp.com

CTS©
New Products/Acquisition Driving Sales Growth
$ in Millions
2005
2004
2003
2002
Sales

CTS©
2002
2003
Earnings Growing Faster Than Revenues
2004
2005
Adjusted EPS

CTS©
Expense Leverage Contributing to Earnings Growth
12%
12.5%
Target
Adjusted Operating Expenses
(Percent of Sales)

CTS©
Capital Expenditures
Normal
Range
5%
3%
Controllable Working Capital*
Target
Range
13%
10%
* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.
Efficient Utilization of Capital
Balance Sheet Management

CTS©
Leverage Ratio Within Target Range of 20% - 30%
Balanced Maturities
Current
Capital Structure
Total Debt to Capitalization
195
98
Total Debt
Cash
Debt to Capitalization
Balance Sheet Management

CTS©
$ in Millions
Free cash flow is defined as the sum of net cash provided by operations and cash used for capital expenditures
Cash Flow Funds Operations and Growth
Free Cash Flow

CTS©
Growth Strategies are Working
Expect EPS Growth > Sales Growth
Value Proposition
•
Positioned in high-growth markets.
•
Positive cash flow to fund growth.
•
Leverageable capacity and operating structure.
•
Strong balance sheet and conservative capital structure.

CTS©
APPENDIX

CTS©
Profitability
Growth
Corporate Strategies
•
Seek high-growth niche
markets
•
Focus on “design to purpose”
products and services
•
Leverage technology to create
differentiated products
•
Grow through product and
market extensions
Core Strengths
•
Application engineering
•
Materials technology
•
Manufacturing execution
•
Low-cost production
•
Continuous product cost
reduction
•
Global footprint
Business Model

CTS©
Bangkok
42K sq ft
Santa Clara
45K sq ft
Moorpark
115K sq ft
Over 200,000 Sq. Ft. of Manufacturing Space
SMTEK Facilities

CTS©
Develop strong presence in West Coast market
SMTEK brings strong
West Coast operations.
CTS has good market
coverage on East Coast.
Acquisition Strategy

CTS©
More Complex
Less Complex
High Volume
/ Low Mix
Low Volume
/ High Mix
CTS
Markets
Market Differentiation

CTS©
CTS Sales
North America and Europe
●
Growing customer penetration – Shifting to Tier I
●
New products provide more value-add – Higher unit prices
Growing Automotive Product Content

CTS©
Position Sensors:
(Contacting & Non-Contacting)
   Throttle
   Exhaust Gas Recirculating
   Active Manifold Monitoring
Actuators:
Manifold Tuning
    Secondary Runner
    Tumble & Swirl Valves
Pedal Modules:
(Contacting & Non-Contacting)
Pedal Position Sensors
Memory Seat
Position Sensors
Fuel Level
Sensing
Safety Systems:
Occupant Classification Systems
    Belt Tension Sensors
Electronic Throttle
Sensors
Automotive Product Applications

CTS©
Awarded 5 Platforms
Trend toward active manifolds
driven by:
-
Lower emissions requirements.
-
Better fuel economy.
-
Improved vehicle performance
(engine torque).
$65
$71
$86
$131
$194
$266
Total
Available
Market
CTS’ innovative solution provides performance
and reliability advantages.
$335
$ in Millions
Active Manifold Actuators

CTS©
Major CTS Competitors
PRODUCTS
Automotive Products
Frequency Products - Infrastructure
Ceramic Duplexer Filters
Resistor Networks
Electronics Manufacturing Services
COMPETITION
Alps, Delphi, Denso, Bosch, Hella
C-MAC, Raltron, Pericom, Vectron,
Z-Comm,
Murata, TDK, UBE
BI Tech, Bourns, KOA, Vishay
Celestica, Flextronics, Jabil, LaBarge,
Mark Tech., Pemstar, Plexus,
Sanmina-SCI, Santron, Solectron, Varian

CTS©
Note:  Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.
Financial Summary

CTS©
Note:  Data shown excludes income tax adjustment and material asset gains.
Other Financial Data - Income Statement

CTS©
Other Financial Data - Balance Sheet Metrics

CTS©
Target Return on Assets
5.0%
12.0%
1.0
1.5
1.6
2.5
EMS
Components
& Sensors
  OPERATING
MARGIN
7.5%
8.0%
    ASSET TURNS
Target Range
Target
Range
EMS: 55%
of Sales
EMS: 65%
of Sales
Both Segments Have Comparable ROA Targets
2003
2004
2005
CTS
CTS
CTS

CTS Corporation
Regulation G

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	2005 YTD	2005	2004	2003	2002			Full Year
	Q3	Q2	Q2	Q3	Q3	Q2	Q1	2004	2003	2002	2001

Earnings per share	$0.35	$0.10	$0.18 (1)	$0.17	$(0.41)	$(0.08)	$(0.06)	$0.53	$0.36	$(0.54)	$(1.61)

Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges				0.10	0.41				0.10	0.42	1.07
Restructuring-related, one-time charges						0.01	0.02			0.03	0.28
Customer reimbursement							(0.07)			(0.07)
Gain on sale of excess Canadian land			(0.05)					(0.05)
Total tax affected adjustments to reported earnings per share	0.35	0.10	(0.05)	0.10	0.41	0.01	(0.05)	(0.05)	0.10	0.38	1.35

Impact of tax repatriation	0.11	0.11
Impact of reversal of tax reserves	(0.04)	(0.04)		(0.22)					(0.22)

Adjusted earnings per share	$0.42	$0.17	$0.13	$0.05	$-	$(0.07)	$(0.11)	$0.48	$0.24	$(0.16)	$(0.26)

(1)	Diluted earnings per share for the second quarter of 2004 has been restated to reflect the impact of adopting Emerging Issues
Task Force (EITF) No. 04-08, " The Effect of Contingently Convertible Debt on Diluted Earnings Per Share". EITF No. 04-08 was issued and became effective in the fourth quarter of 2004.

CTS Corporation
Reconciliation of Operating Expenses to Adjusted Operating Expenses
($ in millions)

	Full Year
	2004	2003	2002

Selling, general and administrative expenses	$63.5	$56.9	$63.3
Research and development expenses	19.0	21.5	24.1
Restructuring and impairment charges	-	4.6	18.3
Gain on sale of assets	(3.9)	-	-

Total reported operating expenses	78.6	83.0	105.7

Less restructuring and impairment charges	-	4.6	18.3
Less gain on sale of excess Canadian land	(2.7)	-	-

Adjusted operating expenses	$81.3	$78.4	$87.4

Adjusted operating expenses as a percentage of sales	15.3%	16.9%	19.1%

CTS Corporation
Definition of Financial Term-"Controllable Working Capital as % of Sales"
($ in millions)

	October 2,	December 31,
	2005	1999

Net Accounts Receivables	$93.3	$124.7
Net Inventory	58.3	78.9
Accounts Payables	(66.6)	(68.3)

Controllable Working Capital	85.0	135.3

Quarterly sales	$149.2

Multiplied by 4	4.0

Annualized sales	596.8	677.1

Controllable Working Capital %	14.2%	20.0%

CTS Corporation
Definition of Financial Term-"Total Debt to Capitalization"
($ in millions)

	2005			2004				2003				2002	2001	December 31,
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4	2000

Notes payable	$3.0	$3.0	$3.5	$3.3	$-	$-	$-	$-	$-	$-	$-	$-	$-	$7.4
Current portion of long-term debt	0.2	0.3	0.4	-	-	-	-	-	-	-	18.2	28.4	27.5	10.0
Long-term debt	94.7	85.6	133.9	94.2	87.0	85.0	81.2	75.9	81.0	85.3	67.0	67.0	125.0	178.0

Total debt	97.9	88.9	137.8	97.5	87.0	85.0	81.2	75.9	81.0	85.3	85.2	95.4	152.5	195.4
Total shareholders' equity	324.2	322.7	324.3	310.7	303.6	302.7	296.4	294.2	285.6	268.7	264.3	265.0	242.9	246.4

Total capitalization	$422.1	$411.6	$462.1	$408.2	$390.6	$387.7	$377.6	$370.1	$366.6	$354.0	$349.5	$360.4	$395.4	$441.8

Total debt to capitalization	23.2%	21.6%	29.8%	23.9%	22.3%	21.9%	21.5%	20.5%	22.1%	24.1%	24.4%	26.5%	38.6%	44.2%

CTS Corporation
Free Cash Flow
($ in millions)

	2005 YTD	2005			2004				2003				Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2004	2003	2002	2001	2000

Cash flows provided from (used by) operations	$29.7	$5.1	$13.7	$10.9	$4.3	$5.0	$11.4	$(6.8)	$10.2	$8.6	$(1.3)	$8.2	$13.9	$25.7	$24.1	$65.8	$110.8
Capital expenditures	$(12.5)	$(6.6)	$(2.9)	$(3.0)	$(2.6)	$(3.9)	(4.2)	(2.0)	(2.8)	(1.7)	(2.3)	(2.2)	(12.7)	(9.0)	(12.8)	(77.7)	(119.2)

Free cash flow	$17.2	$(1.5)	$10.8	$7.9	$1.7	$1.1	$7.2	$(8.8)	$7.4	$6.9	$(3.6)	$6.0	$1.2	$16.7	$11.3	$(11.9)	$(8.4)

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)

	2004	2003	Full Year
	Q2	Q3	2004	2003	2002	2001

Operating earnings (loss)	$10.6	$(0.7)	$31.1	$13.8	$(14.8)	$(48.5)

Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges		4.6		4.6	18.3	40.0
Restructuring-related, one-time charges					1.3	10.7
Customer reimbursement					(3.1)
Gain on sale of excess Canadian land	(2.7)		(2.7)

Total adjustments to reported operating earnings (loss)	(2.7)	4.6	(2.7)	4.6	16.5	50.7

Adjusted operating earnings	$7.9	$3.9	$28.4	$18.4	$1.7	$2.2

Adjusted operating earnings as a percentage of total sales	5.7%	3.6%	5.3%	4.0%	0.4%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2005	2004	2003	Full Year
	Q2	Q2	Q3	2004	2003	2002	2001

Net earnings (loss)	$3.9	$6.9	$6.1	$19.9	$12.6	$(17.9)	$(45.4)

Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges			4.6		4.6	18.3	40.0
Restructuring-related, one-time charges						1.3	10.7
Customer reimbursement						(3.1)
Gain on sale of excess Canadian land	-	(2.7)		(2.7)
Total adjustments to reported net earnings (loss)	-	(2.7)	4.6	(2.7)	4.6	16.5	50.7
Total adjustments, tax affected	-	(2.1)	3.4	(2.1)	3.4	12.4	38.1

Impact of tax repatriation	4.5
Impact of reversal of tax reserves	(1.7)		(7.9)		(7.9)

Adjusted net earnings (loss)	$6.8	$4.8	$1.6	$17.8	$8.1	$(5.5)	$(7.3)

Adjusted net earnings (loss) as a percentage of total sales	4.3%	3.5%	1.5%	3.3%	1.7%	-1.2%	-1.3%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2005 YTD	2005			2004				2003				Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2004	2003	2002	2001	2000
Net earnings (loss)	$13.7	$6.3	$3.9	$3.4	$6.6	$3.9	$6.9	$2.5	$3.9	$6.1	$2.0	$0.6	$19.9	$12.6	$(17.9)	$(45.4)	$83.8

Depreciation and amortization expense	19.8	6.2	6.8	6.9	6.4	5.7	6.7	7.3	8.1	8.2	8.5	8.8	26.1	33.6	43.4	51.7	44.3
Interest expense	4.5	1.3	1.6	1.7	1.3	1.1	1.6	1.5	1.7	2.1	1.9	1.9	5.5	7.6	10.2	12.8	13.1
Tax expense (benefit)	7.8	1.9	4.9	1.0	2.0	1.2	2.0	0.9	1.3	(8.5)	0.7	0.2	6.1	(6.3)	(5.9)	(15.1)	32.4

EBITDA	$45.8	$15.7	$17.2	$13.0	$16.3	$11.9	$17.2	$12.2	$15.0	$7.9	$13.1	$11.5	$57.6	$47.5	$29.8	$4.0	$173.6

Charges (credits) to EBITDA:
Restructuring and asset impairment charges										4.6				4.6	18.3	40.0
Restructuring-related, one-time charges															1.3	10.7
Gain on sale of excess Canadian Land							(2.7)						(2.7)

Total adjustments to reported EBITDA	-	-	-	-	-	-	(2.7)			4.6			(2.7)	4.6	19.6	50.7	-

Adjusted EBITDA	$45.8	$15.7	$17.2	$13.0	$16.3	$11.9	$14.5	$12.2	$15.0	$12.5	$13.1	$11.5	$54.9	$52.1	$49.4	$54.7	$173.6

Adjusted EBITDA % of total sales	9.9%	10.5%	10.9%	8.4%	11.4%	9.2%	10.5%	10.0%	11.4%	11.5%	11.2%	10.9%	10.3%	11.3%	10.8%	9.5%	20.0%

CTS Corporation
Definition of Financial Term-"Adjusted Working Capital as % of Sales"
($ in millions)

	2005			2004				2003
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Current assets	$191.7	$186.2	$232.3	$204.1	$209.8	$212.0	$190.8	$164.7	$164.4	$153.8	$145.8
Current liabilities	114.1	116.9	121.2	103.0	103.4	107.9	110.8	95.7	93.0	102.5	120.9

Working capital	77.6	69.3	111.1	101.1	106.4	104.1	80.0	69.0	71.4	51.3	24.9

Adjustments to working capital:
Cash	(17.1)	(14.2)	(58.2)	(61.0)	(47.9)	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	(7.7)
Notes payable	3.0	3.0	3.5	3.3
Current portion of long-term debt	0.2	0.3	0.5								18.2

Total adjustments to working capital	(13.9)	(10.9)	(54.2)	(57.7)	(47.9)	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	10.5

Adjusted working capital	$63.7	$58.4	$56.9	$43.4	$58.5	$55.9	$47.1	$43.7	$51.8	$44.6	$35.4

Quarterly sales	149.2	158.3	155.3	142.5	129.1	137.6	122.1	$132.0	$108.5	$116.7	$105.8
SMTEK January 2005 sales	-	-	10.0
Adjusted quarterly sales	149.2	158.3	165.3
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	$596.8	$633.2	$661.2	$570.0	$516.4	$550.4	$488.4	$528.0	$434.0	$466.8	$423.2

Adjusted working capital as a percentage of annualized sales	10.7%	9.2%	8.6%	7.6%	11.3%	10.2%	9.6%	8.3%	11.9%	9.6%	8.4%